                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              JANUARY 11, 2005

                             AMES TRUE TEMPER, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                 333-118086                    22-2335400
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
   of Organization)                                         Identification No.)

                         465 RAILROAD AVENUE, CAMP HILL,
                               PENNSYLVANIA 17011
                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (717) 737-1500

                         (Registrant's telephone number,
                              including area code)

                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Note Offering

         On January 11, 2005, Ames True Temper, Inc. ("Ames") entered into a purchase agreement with Banc of America Securities LLC ("BoA"), Credit Suisse
First Boston LLC (together with BoA, the "Initial Purchasers") and ATT Holding
Co. (the "Parent Guarantor"), a copy of which is attached hereto as Exhibit 1.1
(the "Purchase Agreement"). Pursuant to the Purchase Agreement, Ames agreed to sell $150 million principal amount at maturity of its Senior Floating Rate Notes
Due 2012 (the "Notes") to the Initial Purchasers.

         On January 14, 2005, Ames completed the offering of the Notes in an unregistered offering to qualified institutional buyers in accordance with Rule
144A under the Securities Act of 1933, as amended (the "Securities Act"), and outside the United States pursuant to Regulation S under the Securities Act. The
Notes were issued pursuant to an indenture dated as of January 14, 2005, by and among Ames, the Parent Guarantor and The Bank of New York, as trustee (the
"Indenture"). The Indenture is filed as Exhibit 4.1 to this Form 8-K.

         The Notes, issued at a 0.5% discount, bear interest at a floating rate per annum, reset quarterly, equal to LIBOR plus 4%. The Notes will pay interest quarterly in cash in arrears on January 15, April 15, July 15 and October 15 of each year, starting on April 15, 2005. The Notes mature on January 15, 2012, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the Indenture. The Notes are guaranteed by the Parent
Guarantor.

         The Notes are unsecured, unsubordinated obligations of Ames. They are effectively subordinated to all existing and future secured debt, to the extent of the assets securing such debt, including borrowings under the senior secured credit facility, pari passu with all future senior unsecured indebtedness, senior in right of payment to all existing and future senior subordinated debt, including Ames' existing senior subordinated notes due 2012, and effectively behind all of the existing and future liabilities of Ames' subsidiaries, including trade payables.

         Ames may redeem up to 35% of the aggregate principal amount of the
Notes with the net cash proceeds from specified equity offerings at any time prior to January 15, 2007 at a redemption price of 100% of the principal amount of the Notes, plus a premium equal to the interest rate per annum on the Notes applicable on which notice of redemption is given, together with accrued and unpaid interest and liquidated damages, if any, to the redemption date. On or after January 15, 2007, Ames may redeem the Notes, in whole or in part, at the redemption prices set forth below plus accrued and unpaid interest and liquidated damages, if any, on the Notes to the applicable redemption period:

YEAR                                                             PERCENTAGE
----                                                             ----------
2007.........................................................     103.000%
2008.........................................................     101.500%
2009 and thereafter..........................................     100.000%

         In addition, upon specific kinds of changes in control, Ames must offer to purchase the Notes at 101% of their face amount, plus accrued and unpaid interest, if any.

         The Indenture limits Ames' ability to borrow money, guarantee debt or sell preferred stock, create liens, pay dividends on or redeem or repurchase stock, make specified types of investments, sell stock in Ames' restricted subsidiaries, restrict dividends or other payments from restricted subsidiaries, enter into transactions with affiliates and sell assets or merge with other companies.

         In connection with the offering of the Notes, Ames entered into a registration rights agreement with the Parent Guarantor and the Initial
Purchasers (the "Registration Rights Agreement"), pursuant to which Ames agreed to conduct a registered exchange offer for the Notes (the "Exchange Offer") or to cause to become effective a shelf registration statement providing for resales of the Notes. Ames is required (i) to file a registration statement (the
"Registration Statement") for the exchange offer as soon as practicable, but in no event later than 90 days after January 14, 2005, (ii) to use its best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 180 days after January 14, 2005, and
(iii) to cause the Registration Statement to be effective continuously and to keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws; provided, however, that in no event shall such period be less than 30 days after the date notice of the Exchange Offer is mailed to the holders of the Notes. If Ames fails to comply with certain of Ames' obligations under the Registration Rights
Agreement, it will be required to pay liquidated damages to the holders of the
Notes.

         Net proceeds from the offering, as required by the Purchase Agreement, were used to repay Ames' term loan B in full, repay a portion of Ames' revolving credit facility and pay related fees and expenses.

           Amendment to Senior Secured Credit Facility

           On January 14, 2005, simultaneously with the completion of the offering of the Notes referred to above, Ames entered into an amendment (the
"Amendment") to the terms of the credit agreement dated as of June 28, 2004, by and among Ames, its parent, ATT Holding Co., as guarantor, and the lenders party thereto (as amended, the "Credit Agreement"). The Amendment is filed as Exhibit
10.1 to this Form 8-K. Pursuant to the Amendment, availability under the Credit
Agreement is restricted to the lesser of $75.0 million and the borrowing base amount, which is equal to (a) 85% of the amount of eligible receivables, plus
(b) the lower of (i) 55% of the cost or fair market value of eligible inventory and (ii) if an inventory appraisal has been performed, 80% of the orderly liquidation value of Ames' inventory, plus (c) a percentage of eligible equipment or real property determined by Bank of America, N.A., as administrative agent, and not objected to by the required lenders. The Credit
Agreement still includes a $15.0 million subfacility for letters of credit and a
$15.0 million subfacility for swingline loans.

           The summary of the foregoing material agreements, with respect to the
Purchase Agreement, Note, Indenture, Registration Rights Agreement and
Amendment, is qualified in its entirely by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

           Swaps

           In connection with the Notes, on January 11, 2005, Ames entered into interest rate swaps (the "Swaps") with Bank of America, N.A. and Wachovia Bank,
N.A. Pursuant to the Swap with Bank of America, N.A., which becomes effective on
January 17, 2006, Ames will swap 3 month LIBOR rates for fixed interest rates of
4.31% on a notational amount of $100 million for the period from January 17,
2006 through January 15, 2008, approximately $66.7 million for the period from
January 15, 2008 to January 15, 2009 and approximately $33.3 million for the period from January 15, 2009 through January 15, 2010.

           Pursuant to the Swap with Wachovia Bank, N.A., effective January 15,
2006, Ames will swap 3 month LIBOR rates for fixed interest rates of 4.29% for a notional amount of $50 million for the period from January 15, 2006 through
January 15, 2008, approximately $33.3 million for the period from January 15,
2008 to January 15, 2009 and approximately $16.7 million for the period from
January 15, 2009 through January 15, 2010.

           The summary of the foregoing material agreements, with respect to the
Swaps, is qualified in its entirely by reference to the text of the related agreements, which have yet to be finalized.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The disclosure required by this Item is included in Item 1.01 above and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

1.1  Purchase Agreement, dated January 14, 2005, by and among Ames True Temper,
     Inc., ATT Holding Co., Banc of America Securities LLC and Credit Suisse
     First Boston LLC.

4.1  Indenture, dated January 14, 2005, by and among Ames True Temper, Inc., ATT
     Holding Co., Banc of America Securities LLC and Credit Suisse First Boston
     LLC.

4.2  Registration Rights Agreement, dated January 14, 2005, by and among by and among Ames True Temper, Inc., ATT Holding Co., Banc of America Securities
     LLC and Credit Suisse First Boston LLC.

10.1 Amendment to Credit Agreement, dated January 14, 2005, by and among Ames
     True Temper, Inc., ATT Holding Co., as a guarantor, the banks, financial institutions and other institutional lenders parties to the Credit
     Agreement dated as of June 28, 2004, and Bank of America, N.A., as administrative agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMES TRUE TEMPER, INC.
                                           (Registrant)

Date: January 18, 2005                    By:    /s/ Judy Schuchart
                                             ----------------------------------
                                          Judy Schuchart
                                          Vice President Finance and Chief
                                          Financial Officer
                                         (Principal Accounting Officer and
                                         Principal Financial Officer)